ESCROW AGREEMENT (the "Agreement") made this 4th day of August, 2000 among Power Efficiency Corporation, a Delaware corporation with temporary offices at 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108, (the "Company"), Performance Control, LLC, a Michigan limited liability company having an address 4220 Varsity Drive, Suite E, Ann Arbor, MI 48108 ("Percon") and Continental Stock Transfer & Trust Company, with an office at 2 Broadway, 9th Floor, New York, New York 10004 (the "Escrowee"). The Company, Percon and the Escrowee are sometimes collectively referred to as the "Parties" and individually as a "Party".

                              W I T N E S S E T H :

     WHEREAS, the Company and Percon are party to an Asset Purchase Agreement (the " Asset Agreement") dated July 28, 2000, a true copy of which is attached hereto as Exhibit "A" and incorporated herein by reference; and

     WHEREAS, the Asset Agreement provide for an aggregate of 50,000 shares of the Company's Common Stock, $.001 par value per share (the "Shares"), to be delivered into escrow in the event of a Claim (as that term is defined in the Asset Agreement); and

     WHEREAS, Section 17 of the Asset Agreement sets forth the conditions precedent to the obligation of the Escrowee to deliver the Shares to the Company; and

     WHEREAS, the capitalized terms in this Agreement shall have the meaning ascribed thereto in the Asset Agreement; and

     WHEREAS, the Parties desire to set forth the terms and conditions governing the release of the Shares by the Escrowee.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Parties hereby incorporate the foregoing recitals into this Agreement and agree as follows:

         1. Creation of Escrow. By virtue of the execution of this Agreement and the delivery of a certificate or certificates representing the Shares to the Escrowee, the Company and Percon hereby create the escrow made the subject of this Agreement and hereby authorize the Escrowee to deliver the Shares as hereinafter provided. The Shares shall be delivered to the Escrowee registered in the name of Percon and accompanied by a stock power endorsed in blank with Medallion signature guaranteed by a bank or brokerage firm.

         2. Terms of Escrow. The following terms shall apply:

                  (a). Duties of the Escrowee under the Asset Agreement.

                      (i) In The Event of No Claim. The Parties hereby agree that the Escrowee shall accept delivery of and hold the Shares until the first anniversary of the execution of this Agreement (the"Expiration Date"). In the event no Claim is made on or before 5:00pm Eastern Daylight Time on the Expiration Date, the Escrowee shall return the Shares to Percon and furnish the Company with written notice of such return. Thereafter this

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Agreement  shall  automatically  terminate and the Escrowee  shall be discharged without further action on behalf of any Party and without further notice to the Company or Percon.

                      (ii) In the Event of a Claim. (ii) In the Event of a Claim. In the event that, at any time prior to the Expiration Date, the Company shall claim that Percon has breached any of its representations, warranties or covenants under the Asset Agreement, or any claim is made against the Company by a creditor of Percon with respect to a liability of Percon or the Business accruing prior to the Expiration Date other than with respect to the Assumed Liabilities, or if the Company shall incur any Cost, as that term is defined in Paragraph 12.1(iii) of the Asset Agreement (collectively, a "Claim"), it shall provide notice thereof to Percon, with a copy to the Escrowee (the "Claim Notice"). The Claim Notice shall set forth with particularity the specifics of any such Claim. Percon shall have the right to cure the Claim in accordance with the provisions of Paragraph 17.2 of the Asset Agreement or to dispute or contest any such Claim. In the event that Percon does not dispute or contest any such Claim and/or fails to cure same pursuant to Paragraph 17.2 of the Asset Agreement, the Company may thereafter furnish to the Escrowee and Percon a duly executed and notarized affidavit setting forth the specifics of any such Claim (the "Default Notice"). The Default Notice, shall include, without limitation, the amount of the Claim and basis therefor, the date of the Claim Notice to Percon and a certification by an executive officer of the Company that Percon has not disputed or contested the Claim or has failed to cure the same within the time provided for herein (the "Certification"). Unless Percon has paid to the Company the amount of such Claim within ten (10) days after receipt by Escrowee and Percon of the Default Notice and the Certification, the Escrowee shall on the 10th day after receipt thereof, promptly deliver to the Company such number of Shares as shall equal the amount of such Claim divided by $2.50.


                      (b). In the event, however, that Percon shall elect to dispute or contest any such Claim, it shall be required, within ten (10) days of the Claim Notice, to provide notice to the Company, with a copy to the Escrowee, which notice shall set forth with particularity the specifics of any such dispute or contest as between the parties hereto or their successors or representatives (the "Dispute Notice"). In the event of the sending of a Dispute Notice, the Company and Percon hereby covenant and agree that any such dispute or contest made the subject of the Dispute Notice shall be settled in the City of New York, by a single arbitrator appointed in accordance with the commercial rules then in force of the American Arbitration Association. The decision of the arbitrator shall be deemed to be final, and judgment upon any award or decision rendered thereby may be entered in any court having jurisdiction thereof (the "Award"). A copy of the arbitrator's decision as well as the Award shall promptly be furnished to the Escrowee by the victorious Party. The Escrowee shall retain the portion of the Shares covered by any such dispute until its receipt of a certified copy of any such Award.

                      The Escrowee shall then convert the Award into Shares by dividing the Award by $2.50. The resultant number of Shares shall, upon written notice to the Percon, returned to the Company for restoration to authorized but unissued status or to be held as treasury stock.

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                      Thereafter, and in the event no additional Claims are made before the Expiration Date, any remaining Shares held by the Escrowee shall be returned to Percon with notice of such return to the Company. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company or Percon.

                      (c) Compensation. The Escrowee shall receive a fee of $100.00 per month for each month it serves as Escrowee and the reimbursement for disbursements in connection with its time and expense incurred in fulfilling its obligation pursuant to this Agreement. The Company agrees to pay the agreed upon fee and disbursements to the Escrowee.

                      (d) Notice of Default or Dispute. If the Escrowee shall receive a Default Notice or a Dispute Notice, the Escrowee may, at its sole discretion, notify the Parties and cease its activities as Escrowee and deposit the Shares being held pursuant to this Agreement with the American Arbitration Association, at its offices in the City of New York. Upon such deposit or the delivery of the Shares pursuant to this Paragraph 2(d), the Escrowee shall automatically be relieved and fully discharged of all further obligations and responsibilities hereunder. The Parties acknowledge that the Escrowee is acting solely in its capacity as Escrowee at their request and for their convenience, that the Escrowee shall not be deemed to be the agent of either of the Parties nor shall he be liable for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. The Company and Percon hereby agree to jointly and severally indemnify and hold the Escrowee harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of the Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrowee in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of the Escrowee. The Parties hereby further agree that the arbitration provisions of the Agreement shall supersede and control the jurisdiction and venue provisions of the Asset Agreement.

                      (e) Reliance. The Escrowee shall be protected in acting upon any written notice, request, consent, certificate, receipt, authorization or other paper or document which the Escrowee believes to be genuine and what it purports to be;

                      (f) Counsel. The Escrowee may confer with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof, or its duties hereunder, and it shall incur no liability and it shall be fully protected in acting in accordance with the opinions and instructions of such counsel. The Parties hereby authorize the Escrowee to utilize the Shares for the payment of any of the Escrowee's legal fees unless the same are paid by the Parties, who shall be jointly and severally liable therefore.


                      (g) Remedies of Escrowee. The Escrowee is hereby authorized in the event of any doubt as to the course of action he should take under this Agreement, to petition the American Arbitration Association in the City of New York only, for instructions or to interplead the Shares. The Parties agree to the jurisdiction of the American Arbitration Association over their persons as well as the Shares held by the Escrowee, waive personal

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service of process,  and agree that service of process by certified mail, return receipt requested, to the address set forth herein shall constitute adequate notice of service hereunder and shall confer personal jurisdiction on the American Arbitration Association in the City of New York. The Parties hereby agree to indemnify and hold the Escrowee harmless from any liability or losses occasioned thereby and to pay any and all of its cost, expense and attorneys' fees incurred in any such action and agree that on such petition or interpleader action that the Escrowee or its employees will be relieved of further liability. The Escrowee is hereby given a lien upon, and security interest in the Shares deposited pursuant to this Agreement to secure the Escrowee's rights to payment or reimbursement.

                      (h) Resignation. The Escrowee may resign for any reason, upon thirty (30) days written notice to the Parties to this Agreement. Upon the expiration of such thirty (30) day period, the Escrowee may deliver the Shares in its possession under this Agreement to any successor Escrowee appointed by the other Parties hereto, or if no successor Escrowee has been appointed, to the American Arbitration Association in the City of Pittsburgh, State of Pennsylvania. Upon either such delivery, the Escrowee shall automatically be released from any and all liability under this Agreement. Termination under this Paragraph shall in no way change the terms of this Agreement concerning reimbursement of expenses, indemnity and fees of the Escrowee.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants to Percon and the Escrowee that all of the representations, warranties and covenants contained in the Asset Agreement are true and correct and the same are hereby incorporated herein by this reference.

                  4. Representations, Warrants and Covenants of Percon. Percon hereby represents and warrants to the Company and the Escrowee that all of the representations, warranties and covenants contained in the Asset Agreement (as limited therein) are true and correct and the same are hereby incorporated herein by this reference.

                  5. Expenses. Each of the Parties hereby agrees to pay and be solely responsible for its own legal fees incurred by it in connection with a Claim made under this Agreement.

                  6. Dividends. So long as the Shares remain in escrow, all dividends upon the Shares shall belong to Percon. However, the Escrowee shall hold any and all dividends in escrow for disbursement in accordance with the terms of Paragraph 2 of this Agreement.

                  7. Voting. So long as the Shares remain in escrow, Percon shall vote the Shares.

                  8. Assignments and Successors. This Agreement shall not be assigned by the Company or Percon without the prior written consent of the other Party, the delivery of written notice to the Escrowee and the written agreement by any assignee to be bound by the terms of this Agreement. All of the terms and provisions of this Agreement shall

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be binding  upon and inure to the benefit of and be  enforceable  by and against the successors and assigns of the Parties hereto.

                  9. Additional Instruments. Each of the Parties shall from time to time, at the request of the others, execute, acknowledge and deliver to the other any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

                 10. Entire Agreement. Each of the Parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

                  11. Laws of the State of New York. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York, irrespective of the place of domicile or residence of the Parties.

                  12. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.


                  13. Address of Parties. Each Party shall at all times keep the other Party and the Escrowee informed of its principal place of business if different from that stated herein, and shall promptly notify the other Party and the Escrowee in writing of any change, giving the address of the new principal place of business.

                  14. Notices. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or via overnight courier, to each of the Parties and the Escrowee at the following addresses, and shall count from the date of receipt as shown on the return receipt mailing or the date after the date of the airbill:

                         Performance Control, LLC
                         4220 Varsity Drive, Suite E
                         Ann Arbor, MI 48108

                         With a copy to:

                         Seyburn, Kahn, Ginn, Bess and Serlin
                         2000 Town Center, Suite 1500
                         Southfield, Michigan 48075-1195
                         Attn: Bruce  H. Seyburn, Esq.


                         Power Efficiency Corporation

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                         4220 Varsity Drive, Suite E
                         Ann Arbor, MI 48108

                         With a copy to:

                         Lester Yudenfriend, Esq.
                         1133 Broadway, Suite 321
                         New York, New York 10010

                  15. Modification and Waiver. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Power Efficiency Corporation

BY:
   ----------------------------------
     Nicholas Anderson, President

Performance Control LLC

By:
   ----------------------------------
     Philip Elkus, Manager

Continental Stock Transfer & Trust Company
As Escrowee Only

By:
   ----------------------------------
     Roger Bernhammer, Vice President

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